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                                                                    EXHIBIT 23.2
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                      Consent of Independent Accountants
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     We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated May 24, 2000 relating to the consolidated financial statements of Agile Software Corporation, which appears in Agile Software Corporation's Annual Report on Form 10-K for the year ended April 30, 2000.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Jose, California
November 22, 2000